UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 11, 2013 (March 5, 2013)

Avis Budget Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ		07054
(Address of Principal Executive Offices)		(Zip Code)

(973) 496-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

High Yield Note Offering

On March 7, 2013, Avis Budget Group, Inc. (the “Company”) announced that it entered into an indenture with respect to the sale by its wholly-owned subsidiary, Avis Budget Finance plc (“Avis Budget Finance”), of €250 million aggregate principal amount of 6.0% senior notes due 2021 at an issue price of 100% (the “Notes”).

The gross proceeds of the offering were deposited into a segregated escrow account, to be held until the date that certain conditions, including the completion of the Company’s previously announced acquisition of Zipcar, Inc. (the “Zipcar Acquisition”), have been satisfied. If such conditions are not satisfied on or prior to September 30, 2013 or on such earlier date that the escrow agent is notified that such conditions cannot be satisfied, the Notes will be subject to a special mandatory redemption in full. The special mandatory redemption price for the Notes is 100% of the gross proceeds of the Notes, plus accrued and unpaid interest on the Notes, from the issue date to the date of redemption. If such conditions are satisfied, the net proceeds from the offering are intended to be used to partially fund the Zipcar Acquisition and to pay fees and expenses in connection with the offering and the Zipcar Acquisition.

Interest is payable on the Notes on each of March 1 and September 1, commencing September 1, 2013. The Company may redeem some or all of the Notes at any time prior to March 1, 2016 at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest, if any, and an applicable make-whole premium. On or after March 1, 2016, the Company may redeem some or all of the Notes at redemption prices set forth in the indenture. In addition, at any time prior to March 1, 2016, the Company may redeem up to 35% of the aggregate principal amount of the Notes, at a specified redemption price with the net cash proceeds of certain equity offerings.

The indenture contains covenants that, among other things, restrict the ability of certain of the Company’s subsidiaries, including Avis Budget Car Rental, LLC (“ABCR”), to: incur, assume or guarantee additional indebtedness; pay dividends or redeem or repurchase capital stock; make other restricted payments; incur liens; redeem debt that is junior in right of payment to the Notes; sell or otherwise dispose of assets, including capital stock of subsidiaries; enter into mergers or consolidations; and enter into transactions with affiliates. These covenants are subject to a number of important exceptions and qualifications. In addition, in certain circumstances, if ABCR or certain of its subsidiaries sells assets or experiences certain changes of control, it must offer to purchase the Notes.

The Notes were issued in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in accordance with Rule 144A and to persons outside of the United States pursuant to Regulation S under the Securities Act. The Notes are senior unsecured obligations of Avis Budget Finance and will be guaranteed on a senior basis by the Company and certain of its domestic subsidiaries. The Notes and the related guarantees will not be registered under the Securities Act and the Notes and the guarantees may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. Avis Budget Finance has applied to list the notes on the Official List of the Irish Stock Exchange and to admit the notes for trading on the Global Exchange Market thereof. [There can be no assurance that the notes will be listed on the Official List of the Irish Stock Exchange and admitted for trading on the Global Exchange Market.]

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the indenture, a copy of which is filed as Exhibit 4.1 hereto, and the Notes, the form of which is filed as Exhibit 4.2.

European Fleet Securitization

On March 5, 2013, certain of the Company’s subsidiaries entered into a European rental fleet securitization program under which CarFin Finance International Limited (the “Note Issuer”) will be authorized to issue registered variable funding notes in the aggregate principal amount of up to €1.5 billion (collectively, the “Notes”) with a term of three years. The Notes will be issued pursuant to the Issuer Note Facility Agreement dated March 5, 2013 (the “Note Agreement”) and the Company’s rental vehicle fleets in Italy, Germany and Spain will serve as underlying security for the Notes. Proceeds from the issuance of the Notes will be made available, on a revolving basis, to two special purpose companies (together, the “Fleet Purchasing Companies”) to purchase vehicles for the Company’s rental vehicle fleets in Italy, Germany and Spain. Purchases will be funded by revolving facility agreements between the Note Issuer and the Fleet Purchasing Companies (the “Facility Agreements”). Vehicle purchases will also be funded with subordinated debt provided by Avis Finance Company Limited (“AFC”), a subsidiary of the Company, pursuant to a subordinated loan agreement dated March 5, 2013 (the “Subordinated Loan Agreement”). The terms of the securitization are set forth in a Framework Agreement (the “Framework Agreement”), dated as of March 5, 2013, which includes defined terms set forth in the Master Definitions Agreement (the “MDA”). A copy of each of the Note Agreement, the Subordinated Loan Agreement, the Framework Agreement, the MDA and the Facility Agreements is attached hereto as Exhibit 10.1 through Exhibit 10.7, respectively, and each is incorporated by reference herein.

The Fleet Purchasing Companies will purchase vehicles using the proceeds of revolving loans from the Note Issuer. In Italy and Spain, the Fleet Purchasing Companies will purchase vehicles directly from vehicle manufacturers and lease such vehicles to the Company’s operating subsidiaries in the same country. In Germany, the Fleet Purchase Company will purchase vehicles from the Company’s German operating subsidiary pursuant to a fleet purchase agreement dated March 5, 2013, and lease such vehicles back to the German operating subsidiary. The Company’s operating subsidiaries will each lease vehicles from the Fleet Purchasing Companies, for rental to customers, pursuant to master lease agreements with the Fleet Purchasing Companies in each relevant country (the “Master Lease Agreements”). A copy of the German fleet purchase agreement and each of the Master Lease Agreements is attached hereto as Exhibit 10.8 through Exhibit 10.10.

The Fleet Purchasing Companies have each appointed the Company’s operating subsidiaries in Italy and Spain as servicer of the respective fleets in those countries, pursuant to servicer agreements dated March 5, 2013. These services include fleet management and administrative services (e.g. insurances, taxation, accounting etc.), maintaining records, cash management, and information reporting services. The Company’s German operating subsidiary will undertake fleet management activities on its own behalf as seller of the vehicle rental fleet in Germany pursuant to the German fleet purchase agreement. A copy of each of the servicer agreements is attached hereto as Exhibit 10.11 and Exhibit 10.12, and each is incorporated by reference herein.

The securitization documents contain representations, warranties and covenants including restrictive covenants on transfers of assets, mergers and the incurrence of debt by the Note Issuer, the Fleet Purchasing Companies and, where relevant, the Company’s operating subsidiaries, subject to certain exceptions. The non-monetary performance obligations of the Company’s operating subsidiaries under the securitization documents are guaranteed pursuant to a performance guarantee provided by Avis Budget Car Rental, LLC, which is not a guarantee of any monetary obligations to the holders of the Notes (the “Noteholders”). The obligations of the Company’s operating subsidiaries and the Fleet Purchasing Companies are guaranteed by AFC pursuant to a payment guarantee dated March 5, 2013 (the “AFC Guarantee”). The obligations of the Note Issuer are guaranteed by Avis Budget EMEA Limited, a subsidiary of the Company pursuant to a payment guarantee dated March 5, 2013 (the “EMEA Guarantee”). A copy of each of the AFC Guarantee and the EMEA Guarantee are attached hereto as Exhibit 10.13 and Exhibit 10.14, respectively, and each is incorporated by reference herein.

The Framework Agreement and related transaction documents also contain certain customary triggers or amortization events including the occurrence of an event of default relating to the guarantors. Upon the occurrence of certain events, if not waived by the requisite number of Noteholders, the Note Issuer and the relevant Fleet Purchasing Company could be prohibited from drawing down any further funds under the Note Agreement and/or the relevant Facility Agreement, the relevant operating subsidiary could be removed as servicer, or the Noteholders, through a security trustee, could terminate the relevant Master Lease Agreement and effect repossession of the vehicles, declare the debt outstanding under the Facility Agreements and the Note Agreement to be immediately due and payable and enforce the security against the assets of the Note Issuer, the Fleet Purchasing Companies or the operating subsidiaries.

Certain of the Noteholders and their respective affiliates, have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for us and our subsidiaries for which they have received, and will receive, customary fees and expenses.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current plans, estimates and expectations, and include statements about the Zipcar Acquisition and the terms thereof. There is no assurance that the transaction between the Company and Zipcar, Inc. will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include the satisfaction of closing conditions to the acquisition, including the respective parties’ performance of their obligations under the merger agreement relating to the acquisition, and other factors affecting the execution of the transaction. In addition, investors should take into consideration those risks and uncertainties discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, including under headings such as “Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and other factors discussed in the Company’s filings and furnishings with the SEC. Except for its ongoing obligations to disclose material information under the federal securities laws, the Company undertakes no obligation to update its forward-looking statements to reflect events or circumstances after the date of this Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 8.01	Other Events.

On March 8, 2013, the Company issued a press release announcing the issuance of the Notes, a copy of which is furnished as Exhibit 99.1 hereto. On March 11, 2013, the Company issued a press release announcing the European rental fleet securitization program, a copy of which is furnished as Exhibit 99.2 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

4.1	Indenture dated as of March 7, 2013 among Avis Budget Finance, plc, as Issuer, the Guarantors from time to time parties thereto, Bank of Nova Scotia Trust Company of New York as Trustee and Citibank, N.A., London Branch, as paying agent and note registrar.

4.2	Form of 6.0% Senior Notes Due 2021.

10.1	Issuer Note Facility Agreement dated March 5, 2013 among CarFin Finance International Limited, Credit Agricole Corporate And Investment Bank, the Initial Senior Noteholders listed therein, Deutsche Trustee Company Limited, Deutsche Bank AG, London Branch and Deutsche Bank Luxembourg S.A.

10.2	Subordinated Loan Agreement dated March 5, 2013, among CarFin Finance International Limited, Deutsche Bank AG, London Branch, Deutsche Trustee Company Limited, and Avis Finance Company Ltd as Subordinated Lender.*

10.3	Framework Agreement dated March 5, 2013 among CarFin Finance International Limited, Credit Agricole Corporate And Investment Bank, Deutsche Trustee Company Limited, Credit Agricole Corporate and Investment Bank, Avis Budget Car Rental, LLC, Avis Finance Company Limited, Avis Budget EMEA Limited, Deutsche Bank AG, London Branch, the Initial Senior Noteholders named therein and certain other entities named therein.*

10.4	Master Definitions Agreement dated March 5, 2013, among CarFin Finance International Limited, Credit Agricole Corporate And Investment Bank, Deutsche Trustee Company Limited, Credit Agricole Corporate and Investment Bank, Avis Budget Car Rental, LLC, Avis Finance Company Limited, Avis Budget EMEA Limited, Deutsche Bank AG, London Branch, the Initial Senior Noteholders named therein and certain other entities named therein.*

10.5	Fleetco Italian Facility Agreement dated March 5, 2013, among CarFin Finance International Limited, Avis Budget Italia S.p.A., Fleet Co. S.A.p.A., Deutsche Trustee Company Limited, Credit Agricole Corporate and Investment Bank, Deutsche Bank AG, London Branch and Avis Finance Company Limited.

10.6	Fleetco Spanish Facility Agreement dated March 5, 2013, among CarFin Finance International Limited, FinCar Fleet B.V., Sucursal en España, Deutsche Trustee Company Limited, Credit Agricole Corporate and Investment Bank and Deutsche Bank AG, London Branch.

10.7	Fleetco German Facility Agreement dated March 5, 2013, among CarFin Finance International Limited, FinCar Fleet B.V., Deutsche Trustee Company Limited, Credit Agricole Corporate and Investment Bank and Deutsche Bank AG, London Branch.

10.8	Master German Fleet Purchase Agreement dated March 5, 2013 among FinCar Fleet B.V., Avis Budget Autovermietung Gmbh & Co. Kg, and Credit Agricole Corporate And Investment Bank.

10.9	Spanish Master Lease Agreement dated March 5, 2013, among FinCar Fleet B.V., Sucursal en España, Avis Alquile un Coche, S.A. and Credit Agricole Corporate And Investment Bank.

10.10	Amended and Restated Italian Master Lease Agreement dated March 5, 2013 among Avis Budget Italia S.p.A., Fleet Co. S.A.p.A., Avis Budget Italia S.p.A. and Credit Agricole Corporate And Investment Bank.

10.11	Spanish Servicing Agreement dated March 5, 2013 among FinCar Fleet B.V., Sucursal en España, Avis Alquile un Coche, S.A. and Credit Agricole Corporate And Investment Bank.*

10.12	Amended and Restated Italian Servicing Agreement dated March 5, 2013 among Avis Budget Italia S.p.A., Fleet Co. S.A.p.A., Avis Budget Italia S.p.A. and Credit Agricole Corporate And Investment Bank.*

10.13	Finco Payment Guarantee dated March 5, 2013, among Avis Finance Company Limited in favor of FinCar Fleet B.V., FinCar Fleet B.V., Sucursal en España, Avis Budget Italia S.p.A. Fleet Co. S.A.p.A. and Credit Agricole Corporate and Investment Bank.

10.14	Avis Europe Payment Guarantee dated March 5, 2013, among Avis Budget EMEA Limited in favor of Deutsche Trustee Company Limited.

99.1	Press Release dated March 8, 2013.

99.2	Press Release dated March 11, 2013.

*	Confidential treatment has been requested for certain portions of this Exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, which portions have been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.

By:	/s/ Bryon L. Koepke
Name:	Bryon L. Koepke
Title:	Senior Vice President and Chief Securities Counsel

Date: March 11, 2013

AVIS BUDGET GROUP, INC.

CURRENT REPORT ON FORM 8-K

Report Dated March 11, 2013 (March 5, 2013)

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture dated as of March 7, 2013 among Avis Budget Finance, plc, as Issuer, the Guarantors from time to time parties thereto, Bank of Nova Scotia Trust Company of New York as Trustee and Citibank, N.A., London Branch, as paying agent and note registrar.

4.2	Form of 6.0% Senior Notes Due 2021.

10.1	Issuer Note Facility Agreement dated March 5, 2013 among CarFin Finance International Limited, Credit Agricole Corporate And Investment Bank, the Initial Senior Noteholders listed therein, Deutsche Trustee Company Limited, Deutsche Bank AG, London Branch and Deutsche Bank Luxembourg S.A.

10.2	Subordinated Loan Agreement dated March 5, 2013, among CarFin Finance International Limited, Deutsche Bank AG, London Branch, Deutsche Trustee Company Limited, and Avis Finance Company Ltd as Subordinated Lender.*

10.3	Framework Agreement dated March 5, 2013 among CarFin Finance International Limited, Credit Agricole Corporate And Investment Bank, Deutsche Trustee Company Limited, Credit Agricole Corporate and Investment Bank, Avis Budget Car Rental, LLC, Avis Finance Company Limited, Avis Budget EMEA Limited, Deutsche Bank AG, London Branch, the Initial Senior Noteholders named therein and certain other entities named therein.*

10.4	Master Definitions Agreement dated March 5, 2013, among CarFin Finance International Limited, Credit Agricole Corporate And Investment Bank, Deutsche Trustee Company Limited, Credit Agricole Corporate and Investment Bank, Avis Budget Car Rental, LLC, Avis Finance Company Limited, Avis Budget EMEA Limited, Deutsche Bank AG, London Branch, the Initial Senior Noteholders named therein and certain other entities named therein.*

10.5	Fleetco Italian Facility Agreement dated March 5, 2013, among CarFin Finance International Limited, Avis Budget Italia S.p.A., Fleet Co. S.A.p.A., Deutsche Trustee Company Limited, Credit Agricole Corporate and Investment Bank, Deutsche Bank AG, London Branch and Avis Finance Company Limited.

10.6	Fleetco Spanish Facility Agreement dated March 5, 2013, among CarFin Finance International Limited, FinCar Fleet B.V., Sucursal en España, Deutsche Trustee Company Limited, Credit Agricole Corporate and Investment Bank and Deutsche Bank AG, London Branch.

10.7	Fleetco German Facility Agreement dated March 5, 2013, among CarFin Finance International Limited, FinCar Fleet B.V., Deutsche Trustee Company Limited, Credit Agricole Corporate and Investment Bank and Deutsche Bank AG, London Branch.

10.8	Master German Fleet Purchase Agreement dated March 5, 2013 among FinCar Fleet B.V., Avis Budget Autovermietung Gmbh & Co. Kg, and Credit Agricole Corporate And Investment Bank.

10.9	Spanish Master Lease Agreement dated March 5, 2013, among FinCar Fleet B.V., Sucursal en España, Avis Alquile un Coche, S.A. and Credit Agricole Corporate And Investment Bank.

10.10	Amended and Restated Italian Master Lease Agreement dated March 5, 2013 among Avis Budget Italia S.p.A., Fleet Co. S.A.p.A., Avis Budget Italia S.p.A. and Credit Agricole Corporate And Investment Bank.

10.11	Spanish Servicing Agreement dated March 5, 2013 among FinCar Fleet B.V., Sucursal en España, Avis Alquile un Coche, S.A. and Credit Agricole Corporate And Investment Bank.*

10.12	Amended and Restated Italian Servicing Agreement dated March 5, 2013 among Avis Budget Italia S.p.A., Fleet Co. S.A.p.A., Avis Budget Italia S.p.A. and Credit Agricole Corporate And Investment Bank.*

10.13	Finco Payment Guarantee dated March 5, 2013, among Avis Finance Company Limited in favor of FinCar Fleet B.V., FinCar Fleet B.V., Sucursal en España, Avis Budget Italia S.p.A. Fleet Co. S.A.p.A. and Credit Agricole Corporate and Investment Bank.

10.14	Avis Europe Payment Guarantee dated March 5, 2013, among Avis Budget EMEA Limited in favor of Deutsche Trustee Company Limited.

99.1	Press Release dated March 8, 2013.

99.2	Press Release dated March 11, 2013.

*	Confidential treatment has been requested for certain portions of this Exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, which portions have been omitted and filed separately with the Securities and Exchange Commission.